Exhibit 10.227

FIFTH AMENDMENT TO SUBORDINATION AGREEMENT

(GOLISANO HOLDINGS)

THIS FIFTH AMENDMENT TO SUBORDINATION AGREEMENT (GOLISANO HOLDINGS) (this "Amendment") is executed as of February 21, 2020 (the "Effective Date"), by and between GOLISANO HOLDINGS LLC, a New York limited liability company (the "Subordinated Lender"), and MIDCAP FUNDING IV TRUST, a Delaware statutory trust and successor by assignment from Midcap Funding X Trust, as administrative agent for all Agents party to the Senior Credit Agreement ("Agent").

Background Information

A.     The Agent and the Subordinated Lender have entered into a Subordination Agreement (Golisano Holdings) dated as of January 28, 2016 (as amended by that certain First Amendment to Subordination Agreement dated as of March 21, 2016, by that certain Second Amendment to Subordination Agreement dated as of July 21, 2016, by that certain Third Amendment to Subordination Agreement dated as of December 30, 2016, by that certain Fourth Amendment to Subordination Agreement dated as of March 15, 2017 as amended hereby and as amended, modified, supplemented and/or restated from time to time, the "Subordination Agreement"), under the terms of which the Subordinated Lender agreed to subordinate certain claims of the Subordinated Lender against the Borrowers, to any and all claims of the Agent against the Borrowers according to the terms thereof.

B.     The parties now wish to amend the Subordination Agreement as provided herein.

C.      All capitalized terms used in this Amendment and not herein defined shall have the meanings given to them in the Subordination Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and of other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the Subordinated Lender and the Agent hereby agree as follows:

Agreement

1.	The Subordination Agreement is hereby amended as follows:

(a)     Section 1 of the Subordination Agreement is hereby amended to add the following defined terms in their alphabetical order:

"February 2020 Subordinated Note" shall mean that certain Unsecured Promissory Note, dated as of February 21, 2020, issued by TCHI to Subordinated Lender in the original principal amount of $2,500,000 in the form attached hereto as EXHIBIT K.

"Fifth Amendment Closing Date" shall mean February 21, 2020.

"Subordinated Notes" shall mean, collectively, each of the January 2016 Subordinated Note, the March 2016 Subordinated Note, the July 2016 Subordinated Note, the December 2016 Subordinated Note, the March 2017 Subordinated Note and the February 2020 Subordinated Note.

(b)     The definitions of "Permitted Subordinated Loan Payments" and "Subordinated Loan Documents" in Section 1 of the Subordination Agreement are hereby restated, respectively, in their entirely to read as follows:

"Permitted Subordinated Loan Payments" means (i) payments of regularly scheduled payments of principal and interest on the January 2016 Subordinated Note, in each case due and payable on a non-accelerated basis in accordance with the terms of the January 2016 Subordinated Note as of January 28, 2016, (ii) payments of regularly scheduled payments of principal and interest on the March 2016 Subordinated Note, in each case due and payable on a non-accelerated basis in accordance with the terms of the March 2016 Subordinated Note as of March 21, 2016, and (iii) payments of regularly scheduled payments of principal and interest on the July 2016 Subordinated Note, in each case due and payable on a non-accelerated basis in accordance with the terms of the July 2016 Subordinated Note as of July 21, 2016, (iv) payments of regularly scheduled payments of principal and interest on the December 2016 Subordinated Note, in each case due and payable on a non-accelerated basis in accordance with the terms of the December 2016 Subordinated Note as of December 30, 2016, (v) payments of regularly scheduled payments of principal and interest on the March 2017 Subordinated Note, in each case due and payable on a non-accelerated basis in accordance with the terms of the March 2017 Subordinated Note as of March 15, 2017, and (vi) payments of regularly scheduled payments of principal and interest on the February 2020 Subordinated Note, in each case due and payable on a non-accelerated basis in accordance with the terms of the February 2020 Subordinated Note as of February 21, 2020.

"Subordinated Loan Documents" means the Subordinated Notes, any other promissory note, lease or other instrument evidencing the loan made pursuant to the Subordinated Notes or the obligation to pay the loan made pursuant to the Subordinated Notes, any guaranty with respect to the loan made pursuant to the Subordinated Notes, any security agreement or other collateral document securing the loan made pursuant to the Subordinated Notes and all other documents, agreements and instruments now existing or hereafter entered into evidencing or pertaining to all or any portion of the loan made pursuant to the Subordinated Notes. As of the Fifth Amendment Closing Date, the only Subordinated Loan Documents are those listed on Schedule 1 hereto.

(c)     The Subordination Agreement is hereby amended to add "EXHIBIT K" attached hereto as "EXHIBIT K" to the Subordination Agreement.

(d)     Schedule 1 to the Subordination Agreement is hereby replaced with Schedule 1 attached hereto.

2.     Except as amended herein, the Subordination Agreement shall remain in full force and effect.

3.      Upon the effectiveness of this Amendment, each reference in the Subordination Agreement to "this Subordination Agreement," "this Agreement," "hereunder," "hereof," "herein," or words of similar import shall mean and be a reference to the Subordination Agreement, as amended by this Amendment.

4.     This Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, understandings, and agreements between such parties with respect to the subject matter hereof. To the extent of any conflict between the terms and conditions of this Amendment and the Subordination Agreement, the terms and conditions of this Amendment shall govern.

5.     The Agent and the Subordinated Lender have entered into (i) a Subordination Agreement (Golisano-Penta Secured Debt) dated as of March 8, 2017 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Golisano-Penta Secured Debt Subordination Agreement") and (ii) a Subordination Agreement (Golisano-JL Secured Debt) dated as of March 8, 2017 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Golisano-JL Secured Debt Subordination Agreement" and together with the Golisano-Penta Secured Debt Subordination Agreement, collectively, the "Other Subordination Agreements"), under the terms of which the Subordinated Lender agreed to subordinate certain claims of the Subordinated Lender against the Borrowers, to any and all claims of the Agent against the Borrowers according to the terms thereof. Subordinated Lender hereby reaffirms its obligations under each of the Other Subordination Agreements in favor of the Agent. Subordinated Lender and Agent each hereby acknowledge that each of the Other Subordination Agreements remains in full force and effect in accordance with its terms, that nothing in this Agreement is intended or shall be deemed to amend or modify any provision of the Other Subordination Agreements, that the rights and obligations of the Subordinated Lender and Agent with respect to the Subordinated Loans (as defined in the Golisano-Penta Secured Debt Subordination Agreement) are and shall continue to be governed entirely and exclusively by the Golisano-Penta Secured Debt Subordination Agreement, and the that the rights and obligations of the Subordinated Lender and Agent with respect to the Subordinated Debt (as defined in the Golisano-JL Secured Debt Subordination Agreement) are and shall continue to be governed entirely and exclusively by the Golisano-JL Secured Debt Subordination Agreement.

6.     This Amendment may be executed in one or more counterparts, including by means of facsimile and/or portable document format, each of which shall be an original and all of which shall together constitute one and the same document.

[Signature Pages Follow]

IN WITNESS WHEREOF, intending to be legally bound, and intending that this document constitute an agreement executed under seal, this Amendment has been duly executed under seal by the Subordinated Lender and Agent as of the Effective Date.

SUBORDINATED LENDER:

GOLISANO HOLDINGS LLC,

a New York limited liability company

By:     /s/ B. Thomas Golisano                   (SEAL)

Name: B. Thomas Golisano

Title: Member

#16005681

SIGNATURE PAGE 1 OF 1

TO FIFTH AMENDMENT TO SUBORDINATION AGREEMENT

(GOLISANO HOLDINGS)

Accepted as of the Effective Date.

MIDCAP FUNDING IV TRUST,

a Delaware statutory trust

By:          Apollo Capital Management, L.P.,

                its investment manager

By:          Apollo Capital Management GP, LLC,

                its general partner

By:   /s/ Maurice Amsellem                   (SEAL)

Name:  Maurice Amsellem

Title:    Authorized Signatory

SIGNATURE PAGE 2 OF 2

TO FIFTH AMENDMENT TO SUBORDINATION AGREEMENT

(GOLISANO HOLDINGS)

ACKNOWLEDGMENT OF

FIFTH AMENDMENT TO SUBORDINATION AGREEMENT (GOLISANO HOLDINGS)

Each of the undersigned hereby acknowledges receipt of a copy of the Fifth Amendment to Subordination Agreement (Golisano Holdings) between MIDCAP FUNDING IV TRUST, a Delaware statutory trust and successor by assignment from MidCap Financial Trust, as administrative agent for all Agents party to the Senior Credit Agreement ("Agent"), and Golisano Holdings LLC, a New York limited liability company (the "Subordinated Lender") dated to be effective as of February 21, 2020.

This Acknowledgment may be executed in multiple counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument. This Acknowledgment may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof, and, if so signed: (i) may be relied on by Agent as if the document were a manually signed original and (ii) will be binding on each of the undersigned for all purposes.

Dated: February 21, 2020

[Signature Page Follows]

IN WITNESS WHEREOF, Obligors have duly executed under seal this Acknowledgment to Fifth Amendment to Subordination Agreement as of the date set forth above.

TWINLAB CONSOLIDATED HOLDINGS, INC.

TWINLAB CONSOLIDATION CORPORATION

TWINLAB HOLDINGS, INC.

TWINLAB CORPORATION

ISI BRANDS, INC.

NUTRASCIENCE LABS, INC.

NUTRASCIENCE LABS IP CORPORATION

By:   /s/ Daniel DiPofi                                    (Seal)

Name: Daniel DiPofi

Title:   Chief Executive Officer

ORGANIC HOLDINGS LLC

By:   /s/ Daniel DiPofi                                    (Seal)

Name: Daniel DiPofi

Title:   Sole Manager

RESERVE LIFE ORGANICS, LLC

RESVITALE, LLC

RE-BODY, LLC

INNOVITAMIN ORGANICS, LLC

ORGANICS MANAGEMENT LLC

COCOAWELL, LLC

FEMBODY, LLC

RESERVE LIFE NUTRITION, L.L.C.

INNOVITA SPECIALTY DISTRIBUTION LLC

JOIE ESSANCE, LLC

By ORGANIC HOLDINGS LLC,

its sole Member

By:   /s/ Daniel DiPofi                                    (Seal)

Name: Daniel DiPofi

Title:   Sole Manager

ACKNOWLEDGMENT PAGE 1 OF 2 TO

FIFTH AMENDMENT TO SUBORDINATION AGREEMENT

(GOLISANO HOLDINGS)

ACKNOWLEDGMENT PAGE 2 OF 2 TO

FIFTH AMENDMENT TO SUBORDINATION AGREEMENT

(GOLISANO HOLDINGS)

EXHIBIT K

Form of February 2020 Subordinated Note

Schedule 1

1. January 2016 Subordinated Note;

2. January 2016 Golisano Holdings Warrant;

3. March 2016 Subordinated Note;

4. March 2016 Golisano Holdings Warrant;

5. July 2016 Golisano Subordinated Note;

6. July 2016 Golisano Holdings Warrant;

7. December 2016 Golisano Subordinated Note;

8. December 2016 Golisano Holdings Warrant;

9. March 2017 Golisano Subordinated Note;

10. March 2017 Golisano Holdings Warrant; and

11. February 2020 Golisano Subordinated Note.